SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 15, 2004

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

	Ten Canal Park, Cambridge, Massachusetts	02141
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 949-1000

ITEM 5.                  OTHER EVENTS.

On July 15, 2004, we issued a press release with respect to recent developments in our proceedings with the Federal Trade Commission.  The full text of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 7.                  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)           FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Not applicable.

(b)           PRO FORMA FINANCIAL INFORMATION

Not applicable.

(c)           EXHIBITS

99.1         Press release issued by Aspen Technology, Inc. on July 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Dated: July 15, 2004	By:	/s/ Charles F. Kane
Charles F. Kane
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on July 15, 2004.